Exhibit 99.1

Consent of Director Nominee

Pursuant to Rule 438 promulgated under the Securities Act of 1933, as amended, I hereby consent to be named in the Registration Statement on Form S-1 of TerraForm Global, Inc., and any amendments and supplements thereto, as a nominee to the board of directors of TerraForm Global, Inc. and to the filing of this consent as an exhibit to such Registration Statement and any amendment or supplement thereto.

/s/ Hanif “Wally” Dahya
Hanif “Wally” Dahya

Date: July 15, 2015

Consent of Director Nominee

Pursuant to Rule 438 promulgated under the Securities Act of 1933, as amended, I hereby consent to be named in the Registration Statement on Form S-1 of TerraForm Global, Inc., and any amendments and supplements thereto, as a nominee to the board of directors of TerraForm Global, Inc. and to the filing of this consent as an exhibit to such Registration Statement and any amendment or supplement thereto.

/s/ Mark Florian
Mark Florian

Date: July 15, 2015

Consent of Director Nominee

Pursuant to Rule 438 promulgated under the Securities Act of 1933, as amended, I hereby consent to be named in the Registration Statement on Form S-1 of TerraForm Global, Inc., and any amendments and supplements thereto, as a nominee to the board of directors of TerraForm Global, Inc. and to the filing of this consent as an exhibit to such Registration Statement and any amendment or supplement thereto.

/s/ Mark Lerdal
Mark Lerdal

Date: July 15, 2015

Consent of Director Nominee

Pursuant to Rule 438 promulgated under the Securities Act of 1933, as amended, I hereby consent to be named in the Registration Statement on Form S-1 of TerraForm Global, Inc., and any amendments and supplements thereto, as a nominee to the board of directors of TerraForm Global, Inc. and to the filing of this consent as an exhibit to such Registration Statement and any amendment or supplement thereto.

/s/ Steven Tesoriere
Steven Tesoriere

Date: July 16, 2015

Consent of Director Nominee

Pursuant to Rule 438 promulgated under the Securities Act of 1933, as amended, I hereby consent to be named in the Registration Statement on Form S-1 of TerraForm Global, Inc., and any amendments and supplements thereto, as a nominee to the board of directors of TerraForm Global, Inc. and to the filing of this consent as an exhibit to such Registration Statement and any amendment or supplement thereto.

/s/ Francisco Perez Gundin
Francisco Perez Gundin

Date: July 18, 2015